UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 22, 2008

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20584	04-2743260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2008, our board of directors appointed Robert L. Bowen to serve as our Vice President and Chief Financial Officer. From December 2005 until November 2008, Mr. Bowen was Vice President and Chief Financial Officer of GSI Group, a supplier of lasers, laser systems and precision motion technologies. From November 2003 to December 2005, Mr. Bowen was an independent consultant and co-founder of Graystone Capital Partners LLC. From December 2000 to October 2003, Mr. Bowen was Vice President and Chief Financial Officer of Cytyc Corporation, a maker of cancer diagnostic and other medical devices, and prior to that, Chief Financial Officer for the European Region for Case Corporation. Mr. Bowen is 59 years old. A copy of the press release we issued announcing Mr. Bowen’s appointment is filed as Exhibit 99.1 to this current report on form 8-K and is incorporated by reference herein.

Our Compensation Committee has approved the terms of the offer letter we entered into with Mr. Bowen, pursuant to which we have agreed to pay Mr. Bowen an annual salary of $290,000 and have set his target annual bonus at $150,000 for outstanding performance. This target bonus will be pro-rated for the remainder of fiscal 2009. We have also agreed in the offer letter to enter into a change of control agreement with Mr. Bowen, providing for continuation of salary and benefits for a period of eighteen months in the event Mr. Bowen is terminated in connection with a change of control. As provided in the offer letter, our compensation committee has also granted Mr. Bowen a stock option to purchase 100,000 shares of our common stock. The stock option vests 25% annually over four years and has an exercise price equal to the closing price of our common stock on December 22, 2008. A copy of the offer letter is filed as Exhibit 99.2 to this current report on form 8-K and is incorporated by reference herein.

Mr. Bowen will serve as our principal financial officer and principal accounting officer. Our corporate controller, Ian McLeod, who had been performing the functions of principal financial officer and principal accounting officer on an interim basis, will continue as our corporate controller.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Title
99.1	Press Release dated December 22, 2008.

99.2	Offer Letter with Robert L. Bowen dated December 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Michael R. Minogue
Michael R. Minogue
President and Chief Executive Officer

Date: December 22, 2008

EXHIBIT INDEX

Number	Title
99.1	Press Release dated December 22, 2008.

99.2	Offer Letter with Robert L. Bowen dated December 15, 2008.